UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 5, 2008
                             -------------------
                     (Date of earliest event reported)


                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
          (Exact name of registrant as specified in its charter)



    DELAWARE                      1-11353                    13-3757370
  --------------                -----------                --------------
 (State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification
  Incorporation)                                                Number)


             358 SOUTH MAIN STREET
          BURLINGTON, NORTH CAROLINA                       27215
     ---------------------------------------              -------
     (Address of principal executive offices)            (Zip Code)

                               336-229-1127
                               ------------
             (Registrant's telephone number, including area code)

                                    N/A
                  ---------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers
On April 30, 2008 - Laboratory Corporation of America(R) Holdings (LabCorp(R)) (NYSE: LH), announced that William B. Haas, Executive Vice President, Esoteric Business has decided to terminate his employment with the Company on May 31, 2008.





SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LABORATORY CORPORATION OF AMERICA HOLDINGS
                                   ------------------------------------------
                                   (Registrant)


                                    By:/s/ BRADFORD T. SMITH
                                    --------------------------------------
                                    Bradford T. Smith
                                    Executive Vice President and Secretary

Date: May 5, 2008